                                 AMENDMENT NO. 3
                             PARTICIPATION AGREEMENT

The Amended and Restated Participation Agreement (the "Agreement"), dated August 1, 2000, by and among Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company ("Insurer") (on behalf of itself and its "Separate Account," defined below); Allmerica Investments, Inc., a Massachusetts corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts referred to below; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"), is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                        1933 ACT      1940 ACT
  PRODUCT NAME                          NUMBER        NUMBER         PORTFOLIOS
  ------------                          ------        ------         ----------
  Allmerica Value Generation            333-87099     811-6293       Alliance Growth Portfolio
  ("Annuity Scout")

  DirectedAdvisorySolutions             333-90543     811-6293       Alliance Growth Portfolio
  ("Fund Quest")

  Exec Annuity Plus                     33-39702      811-6293       Alliance Growth and Income Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio

  Allmerica Advantage                   33-39702      811-6293       Alliance Growth and Income Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio

  Agency C-Shares                       333-38274     811-6293       Alliance Growth and Income Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Select Reward                         333-78245     811-6632       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Select Acclaim                        333-92115     811-6632       Alliance Growth and Income Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Delaware Medallion (I, II, III)       33-44830      811-6293       Alliance Growth Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     Alliance Technology Portfolio

  Delaware Golden Medallion             333-81281     811-6293       Alliance Growth Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     Alliance Technology Portfolio

                                        1933 ACT      1940 ACT
  PRODUCT NAME                          NUMBER        NUMBER         PORTFOLIOS
  ------------                          --------      --------       ----------
  Pioneer Vision (I, II)                33-85916      811-8848       Alliance Premier Growth Portfolio
                                                                     Alliance Technology Portfolio

  Pioneer C-Vision                      333-64831     811-8848       Alliance Premier Growth Portfolio
                                                                     Alliance Technology Portfolio

  Pioneer Xtra Vision                   333-81017     811-8848       Alliance Premier Growth Portfolio
                                                                     Alliance Technology Portfolio

  Pioneer No-Load                       333-90535     811-8848       Alliance Premier Growth Portfolio
                                                                     Alliance Technology Portfolio

  Allmerica Select Life                 33-83604      811-8746       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio

  VEL 87                                33-14672      811-5183       Alliance Premier Growth Portfolio

  VEL 91                                33-90320      811-5183       Alliance Premier Growth Portfolio

  VEL 93                                33-57792      811-7466       Alliance Premier Growth Portfolio

  Variable Inheiritage                  33-70948      811-8120       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio

  Select Inheiritage                    33-70948      811-8120       Alliance Premier Growth Portfolio

  Allmerica Select Life Plus            333-84879     811-09529      Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Allmerica VUL 2001                    333-84879     811-09529      Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Allmerica Select SPL                  333-58551     811-8859       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio

  Select SPL II                             TBD            TBD       AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Select Life II                        33-83604      811-8746       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio

  Select Charter                        333-63093     811-6632       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Select  Resource                      33-47216      811-6632       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

                                        1933 ACT      1940 ACT
  PRODUCT NAME                          NUMBER        NUMBER         PORTFOLIOS
  ------------                          ------        ------         ----------
  Allmerica Immediate Advantage         333-81861     811-6293       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio

  VEL III                               333-58385     811-8857       Alliance Premier Growth Portfolio
  ("Allmerica Estate Optimizer")

  VUL 2001 Survivorship                 333-90995     811-09529      Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Group VEL                             33-82658      811-8704       Alliance Growth and Income Portfolio
  (Standard)

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2002


                                        ALLMERICA FINANCIAL LIFE INSURANCE AND
                                        ANNUITY COMPANY


                                        By:       /s/ Mark A. Hug
                                                --------------------------------
                                        Name:     Mark A. Hug
                                        Title:    President


                                        ALLMERICA INVESTMENTS, INC.


                                        By:       /s/ William F. Monroe Jr.
                                                --------------------------------
                                        Name:     William F. Monroe Jr.
                                        Title:    President


                                        ALLIANCE CAPITAL MANAGEMENT LP
                                        By:  Alliance Capital Management
                                                Corporation, its General Partner

                                        By:       /s/ Edmund P Bergan Jr.
                                                --------------------------------
                                        Name:     Edmund P. Bergan Jr.
                                        Title:    Vice President and Assistant
                                                  General Counsel

                                        ALLIANCE FUND DISTRIBUTORS, INC.


                                        By:       /s/ Richard A. Winge
                                                --------------------------------
                                        Name:     Richard A. Winge
                                        Title:    Senior Vice President